The HART Program

Separate Account Twelve

Group Variable Annuity Contracts

Hartford Life Insurance Company

File Nos. 333-114401 & 333-114404

Supplement Dated June 16, 2008 to the Prospectus Dated May 1, 2008

Supplement Dated June 16, 2008 to Your Prospectus

Hartford SmallCap Growth Fund – Class A – Revised Annual Fund Operating Expenses – Effective June 16, 2008, the Annual Fund Operating Expenses on the fund below are revised as follows:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses*	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
The Hartford Mutual Funds II, Inc.

Hartford SmallCap Growth Fund - Class A	0.77%	0.25%	0.55%	N/A	1.57%	N/A	1.57	%(7)

As a result of the revised expenses for Hartford SmallCap Growth Fund, the Min/Max table will be revised as follows

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.76%	1.77%

This supplement should be retained with the prospectus for future reference.

(7) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

“Other Expenses” include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.30%.  In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year.  Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.